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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  JUNE 30, 2009

                          ALLIANCE PHARMACEUTICAL CORP.
             (Exact name of registrant as specified in its charter)

           NEW YORK                      000-12950               14-1644018
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                       Identification No.)


                           7590 FAY AVENUE, SUITE 404
                           LA JOLLA, CALIFORNIA 92037
                    (Address of principal executive offices)

                                 (858) 779-1458
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATION AND FINANCIAL CONDITION.

         Alliance Pharmaceutical Corp (the "Company") has been unable to obtain an audit of the annual financial statements contained in the attached Exhibit
99.1 by an independent registered accounting firm using professional auditing standards and procedures, although such an audit is required by Form 10-K pursuant to Rule 10-01(d) of Regulation S-X. Currently, the Company does not have the funds to pay an independent registered accounting firm to audit the annual financial statements and, therefore, is unable to file a Form 10-K for the year ended June 30, 2009 as required by applicable SEC rules. As a result, the Company has furnished the information that would otherwise be filed in its Form 10-K in Exhibit 99.1 attached hereto in order to disclose information about the Company's financial state of affairs in a timely fashion.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS

Exhibit No.                     Description
-----------                     -----------

99.1 Report of Alliance Pharmaceutical Corp. for the fiscal year ended June 30, 2009.










                                   SIGNATURES
                                   ----------


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ALLIANCE PHARMACEUTICAL CORP.




Date: October 20, 2009                         /s/ Duane J. Roth
                                               ---------------------------------
                                               Duane J. Roth
                                               Chief Executive Officer

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